UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): April 21, 2026 ( April 20, 2026 )

National Health Investors, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive,
Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

National Health Investors, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend the cover page and Items 1.01 and 9.01 of the Current Report on Form 8-K the Company filed with the Securities and Exchange Commission on April 21, 2026 (the “Original Form 8-K”) to correct typographical errors contained in the Original Form 8-K regarding the date on which the Company entered into the Purchase and Sale Agreement described therein. As amended, this Amendment correctly states that the Company entered into the Purchase and Sale Agreement on April 21, 2026. The full text of the Original Form 8-K, as amended, is included below.

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2026 (the “Effective Date”), National Health Investors, Inc. on behalf of itself and its affiliates identified in the Agreement (collectively, the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with NHC/OP, L.P., a Delaware limited partnership (the “Purchaser”) and a wholly-owned subsidiary of National HealthCare Corporation (“NHC”), on behalf of itself and its affiliates identified in the Agreement, each of which is a wholly-owned subsidiary of NHC (collectively, together with the Purchaser, the “Purchaser Parties”) to sell to the Purchaser Parties the land, facilities, and improvements, including 32 skilled nursing facilities and three independent living facilities (collectively, the “Property,” and with respect to the 35 facilities, the “Facilities”), currently leased by the Purchaser Parties, as tenants, from the Company, as landlord, under a Master Agreement to Lease dated October 17, 1991, as amended, and those single Facility leases executed by the parties (collectively, the “Master Lease”). The purchase and sale of the Property and other transactions contemplated by the Agreement are referred to herein as the “Transaction.” The Facilities are located in Alabama, Florida, Kentucky, Missouri, South Carolina, Tennessee, and Virginia. The purchase price for the Property is $560 million, subject to adjustment as set forth in the Agreement (the “Purchase Price”), payable at the closing of the Transaction.

The Agreement provides that within five business days of the Effective Date, the Purchaser is required to make a $5 million deposit (the “Initial Deposit”), which will be non-refundable to the Purchaser (except as otherwise provided in the Agreement) after the expiration of a review period beginning on the Effective Date and ending on May 29, 2026, or such earlier date as may be determined by the Purchaser Parties in their sole discretion (the “Review Period”). The Purchaser Parties have the right to terminate the Agreement for any reason or no reason at any time on or before the expiration of the Review Period by giving written notice to the Company, in which event substantially all of the Initial Deposit will be refunded to the Purchaser. If the Agreement is not terminated prior to the expiration of the Review Period, then, within seven business days after the expiration of the Review Period, (i) the Purchaser is required to make an additional $15 million deposit (together with the Initial Deposit, the “Purchaser’s Deposits”), which will be non-refundable to the Purchaser (except as otherwise provided in the Agreement), and (ii) the Company is required to make a $20 million deposit, which will be payable to the Purchaser as liquidated damages in the event the Agreement is terminated by the Purchaser under the circumstances described below (such deposit, the “Seller’s Liquidated Damages Deposit”). At the closing of the Transaction, the Purchaser’s Deposits will be applied to the Purchase Price. The Agreement provides that the Property is being purchased and sold in “as is,” “where is” condition except for the limited representations, warranties, and covenants of the Company specifically provided in the Agreement and the conveyance documents, and that the Purchaser Parties shall bear the risk of loss or damage to the Facilities and the risk of any condemnation or eminent domain proceedings against the Property prior to the closing of the Transaction without any resulting right to any adjustment to the Purchase Price or to terminate the Agreement. The Agreement also contains additional covenants, representations and warranties, indemnifications, and other provisions that are customary for real estate purchase and sale agreements.

The Agreement contains certain customary termination rights for the Company and the Purchaser Parties, including the right of the Company or the Purchaser Parties, as applicable, to terminate the Agreement prior to the closing of the Transaction in the event (i) of a breach of the other party’s representations and warranties set forth in the Agreement, subject to a cure period, or (ii) the other party fails to consummate the closing of the Transaction on the scheduled closing date. The Agreement also provides that (A) if the Agreement is terminated by a Purchaser Party due to a breach of the Company’s representations or warranties in the Agreement, the Purchaser will be entitled to receive as liquidated damages (1) a refund of the Purchaser’s Deposits and (2) payment from the Company equal to the amount of third-party out-of-pocket costs incurred by the Purchaser Parties in connection with the Agreement subject to a specified maximum amount; (B) if the Agreement is terminated by a Purchaser Party due to the Company’s failure to timely consummate the closing of the Transaction as provided in the Agreement, the Purchaser will be entitled to receive as liquidated damages (1) a refund of the Purchaser’s Deposits and (2) payment of the Seller’s Liquidated Damages Deposit; (C) if the Agreement is terminated by the Company due to a breach of the Purchaser Parties’ representations or warranties in the Agreement, the Company will be entitled to receive as liquidated damages the Initial Deposit, with the remainder of the Purchaser’s Deposits to be returned to the Purchaser; and (D) if the Agreement is terminated by the Company due to the Purchaser Parties’ failure to timely consummate the closing of the Transaction, the Company will be entitled to receive as liquidated damages the Purchaser’s Deposits.

Under the Master Lease, the Purchaser Parties currently operate all of the Facilities other than four skilled nursing facilities located in Florida (the “Florida Facilities”), which are subleased to a third-party operator. Pursuant to the terms of the Agreement, contemporaneously with the closing of the Transaction, the Purchaser Parties and the Company will enter into a

Partial Master Lease Termination Agreement and Partial Assignment and Assumption of Master Lease (the “Master Lease Termination Agreement”) pursuant to which (i) the Master Lease will be terminated with respect to all of the Facilities other than the Florida Facilities, and (ii) the Company will assign to a wholly-owned subsidiary of NHC, and such NHC subsidiary will assume, the Master Lease with respect to the Florida Facilities. The form of the Master Lease Termination Agreement is included in the copy of the Agreement filed as an exhibit to this report and is incorporated by reference herein. Under the Agreement, if the Agreement is terminated or the closing of the Transaction does not occur for any reason, then the Master Lease shall remain in full force and effect and shall not be affected by the termination of the Agreement.

The Transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including, but not limited to, the expiration or termination of the applicable waiting period and any extensions thereof under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. There are no financing contingencies. There can be no assurances that the closing conditions will be satisfied or that the Transaction will be consummated on the terms or timeline described herein or at all, or that the Company will realize the expected benefits of the Transaction in part or at all.

As discussed above, the Company and the Purchaser Parties are party to the Master Lease. Additional information about the Master Lease is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026, and the Company’s proxy statement for the 2026 annual meeting of stockholders, filed with the SEC on April 3, 2026.

NHC is a stockholder of the Company and, based on information in NHC’s public filings, owned 1,630,642 shares of the Company’s common stock as of December 31, 2025. In addition, Robert G. Adams, a member of the board of directors of the Company, also serves as the chairman of the board of directors of NHC. As previously disclosed, Mr. Adams is not standing for reelection as a director of the Company at the 2026 annual meeting of stockholders of the Company.

The board of directors of the Company formed a Special Committee of Non-Interested Directors (the “Special Committee”) consisting of Robert W. Chapin, Jr., Tracy M. J. Colden, Robert A. McCabe, Jr. and Candice W. Todd, each of whom is independent, is not a member of management and does not have an interest in a transaction with NHC, to, among other things, review, analyze and approve a transaction with NHC. The Special Committee has unanimously approved the Transaction.

The foregoing summary description of the Agreement is not complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The representations, warranties and covenants set forth in the Agreement have been made only for the purposes of the Agreement and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Agreement is filed only to provide investors with information regarding the terms of the Transaction, and not to provide investors with any other factual information regarding the parties or their respective businesses and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 1.02 to the extent such information is responsive to the disclosure requirements of Item 1.02 of Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On April 21, 2026, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Also on April 21, 2026, the Company posted an investor presentation to its investor relations website related to the Transaction. The information made available in connection with the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include the words “may”, “will”, “should”, “believe”, “anticipate”, “expect”, “intend”, “estimate”, “plan”, “project”, “target”, “likely” and words of similar substance. Such forward-looking statements include the expected completion and timing of the Transaction and other information relating to the Transaction. Such forward-looking statements are subject to risks and uncertainties that could cause actual results or performance to differ materially from those expressed in or contemplated by the forward-looking statements, including the following: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to termination of the Agreement; (iv) negative effects of the announcement of the Transaction or the consummation of the Transaction on the market price of the Company’s common stock and on the Company’s operating results; and other risks described under the heading “Risk Factors” in Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by the Company with the SEC. Many of these factors are beyond the control of the Company and its management. The Company assumes no obligation to update any forward-looking statements, except as required by law, and these statements speak only as of the date on which they are made. Investors are urged to carefully review and consider the various disclosures made by the Company in its periodic reports filed with the SEC, including the risk factors and other information in the above referenced Annual Report on Form 10-K. Copies of these filings are available at no cost on the SEC’s web site at https://www.sec.gov or on the Company’s website at www.nhireit.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index
Number	Exhibit
10.1*	Purchase and Sale Agreement, dated as of April 21, 2026 by and among National Health Investors, Inc. and NHC/OP, L.P. and certain of their respective affiliates named therein.
10.2*	Form of Partial Master Lease Termination Agreement and Partial Assignment and Assumption of Master Lease by and among National Health Investors, Inc. and NHC/OP, L.P. and certain of their respective affiliates named therein (included in Exhibit 10.1).
99.1	Press Release issued by National Health Investors, Inc. on April 21, 2026.
99.2	Investor Presentation, dated April 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
..
* The Company has omitted certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ John L. Spaid
Name:    John L. Spaid
Title:    Principal Financial Officer

Date:    April 22, 2026